UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 15, 2022
(Date of earliest event reported)

Benchmark 2022-B32 Mortgage Trust
(Central Index Key Number 0001900454)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-258342-01	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue	New York, New York	10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.          Entry into a Material Definitive Agreement.

On February 16, 2022, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2022 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the Benchmark 2022-B32 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-B32 (the “Certificates”).

The Mortgage Loan identified as “ExchangeRight Net Leased Portfolio #53” on Exhibit B to the Pooling and Servicing Agreement (the “ExchangeRight Net Leased Portfolio #53 Mortgage Loan”), which is an asset of the Issuing Entity (representing approximately 1.7% of the aggregate outstanding principal balance of the pool of mortgage loans as of the cut-off date for the Benchmark 2022-B32 securitization transaction), is part of a whole loan (the “ExchangeRight Net Leased Portfolio #53 Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity.

As of March 15, 2022, the ExchangeRight Net Leased Portfolio #53 Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2022 and as to which an executed version is attached hereto as Exhibit 4.1 (the “BMARK 2022-B33”), among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the BMARK 2022-B33 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the BMARK 2022-B33 applicable to the servicing of the ExchangeRight Net Leased Portfolio #53 Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on February 16, 2022.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2022, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2022	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
(Registrant)

	By:	/s/ Harris Rendelstein
Name: Harris Rendelstein
Title: Vice President